Exhibit 10.5

NRG YIELD, INC.

AMENDED AND RESTATED

2013 EQUITY INCENTIVE PLAN

NRG Yield, Inc. (the “Company”) has adjusted its capital structure by (i) establishing two new classes of common stock, Class C common stock and Class D common stock, and (ii) distributing shares of the Class C common stock and Class D common stock to holders of Class A common stock and Class B common stock, respectively, through a stock split. As a result, the NRG Yield, Inc. 2013 Equity Incentive Plan is hereby amended and restated to conform with the new capital structure of the Company and make minor technical changes.

1.                                      Purpose.

This plan shall be known as the NRG Yield, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of NRG Yield, Inc., a Delaware corporation (the “Company”), and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize shareholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of Incentive Stock Options or Non-qualified Stock Options, stock appreciation rights (“SARs”), either alone or in tandem with options, restricted stock, Restricted Stock Units, Performance Awards, Deferred Stock Units, other stock based or cash based awards, or any combination of the foregoing (collectively, the “Awards”) may be made under the Plan. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

2.                                      Definitions.

(a)                                 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

(b)                                 “Board” means the board of directors of the Company.

(c)                                  “Cause”, unless otherwise defined in a Participant’s Grant Agreement or in a Participant’s written employment arrangements with the Company or any of its Subsidiaries in effect on the date of grant (as amended from time to time thereafter), means the occurrence of one or more of the following events:

(i)                                     Conviction of, or agreement to a plea of nolo contendere to, a felony, or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

(ii)                                  Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

(iii)                               Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or

(iv)                              Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary; or

(v)                                 Violation of the Company’s code of conduct.

The definition of Cause set forth in a Participant’s Grant Agreement shall control if such definition is different from the definition of Cause set forth in a Participant’s written employment arrangements with the Company or any of its Subsidiaries.

(d)                                 “Change in Control” means, unless otherwise defined in a Participant’s Grant Agreement, the occurrence of one of the following events:

(i)                                     Any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act or any successors thereto) becomes the “beneficial owner” (as that term is used in Section 13(d) of the Exchange Act or any successor thereto), directly or indirectly, of 50% or more of the Company’s capital stock entitled to vote in the election of directors, excluding any “person” who becomes a “beneficial owner” in connection with a Business Combination (as defined in paragraph (iii) below) which does not constitute a Change in Control under said paragraph (iii); or

(ii)                                  Persons who on the effective date of the plan of reorganization of the Company (the “Commencement Date”) constitute the Board (the “Incumbent Directors”) cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority thereof; provided that, any person becoming a director of the Company subsequent to the Commencement Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors; but provided further that, any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii)                               Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

(iv)                              The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

In addition, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a change in ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

(e)                                  “Code” means the Internal Revenue Code of 1986, as amended.

(f)                                   “Committee” means the Compensation Committee of the Board or such other committee which shall consist solely of two or more members of the Board, each of whom is (i) an “outside director” within the meaning of Treasury Regulation §1.162-27(e)(3); (ii) a non-employee director under Rule 16b-3 of the Exchange Act and (iii) an “independent director” under the rules of any national securities exchange on which the Common Stock is listed for trading; provided that, if for any reason the Committee shall not have been appointed by the Board to administer the Plan, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board, and the term “Committee” shall be deemed to mean the Board for all purposes herein.

(g)                                  “Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company (as described in the Company’s Second Amended and Restated Certificate of Incorporation, as it may be amended from time to time); the Class C Common Stock, par value $0.01 per share, of the Company (as described in the Company’s Second Amended and Restated Certificate of Incorporation, as it may be amended from time to time); and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(h)                                 “Company” shall have the meaning given to such term in Section 1 above.

(i)                                     “Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.

(j)                                    “Disability”, unless otherwise defined in a Participant’s Grant Agreement, means a disability that would entitle an eligible Participant to payment of monthly disability payments under any Company long-term disability plan or as otherwise determined by the Committee.

(k)                                 “Effective Date” shall have the meaning set forth in Section 25.

(l)                                     “Eligible Employees” means each employee of the Company or an Affiliate.

(m)                             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)                                 “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, and except as otherwise provided in any Grant Agreement entered into pursuant to agreements in effect as of the Commencement Date, the officially-quoted closing selling price of the applicable class of Common Stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the “Market”) for the applicable trading day (or if there no closing price on such day because the Market is not open on such day, the last preceding day on which the Market was open) or, if the applicable class of Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the applicable class of Common Stock determined in good faith by the Board and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(o)                                 “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act.

(p)                                 “Grant Agreement” means the written (whether in print or electronic form) agreement that each Participant to whom an Award is made under the Plan is required to enter into with the Company containing the terms and conditions of such grant as are determined by the Committee and consistent with the Plan.

(q)                                 “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(r)                                    “Lead Underwriter” has the meaning set forth in Section 18.

(s)                                   “Lock-Up Period” has the meaning set forth in Section 18.

(t)                                    “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

(u)                                 “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(v)                                 “Other Cash-Based Award” means an Award granted pursuant to Section 12 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

(w)                               “Other Stock-Based Award” means an Award under of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

(x)                                 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

(y)                                 “Participant” means any director, officer or employee of, or other individual performing services for, or to whom an offer of employment has been extended by, the Company or any Subsidiary who has been selected by the Committee to participate in the Plan (including a Participant located outside the United States).

(z)                                  “Performance Award” means an Award granted to a Participant pursuant to Section 9, hereof contingent upon achieving certain Performance Goals.

(aa)                          “Performance Cycle” shall have the meaning provided in Section 9.

(bb)                          “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Section 9.

(cc)                            “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

(dd)                          “Plan” has the meaning set forth in Section 1.

(ee)                            “Proceeding” has the meaning set forth in Section 27.

(ff)                              “Registration Date” means the date on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.

(gg)                            “Restricted Stock” means an Award of Shares under this Plan that is subject to restrictions under Section 8.

(hh)                          “Restricted Stock Unit” or “Unit” means an Award of hypothetical Share units under this Plan that are convertible to Shares in accordance with Section 8.

(ii)                                  “Restriction Period” has the meaning set forth in Section 8(d) with respect to Restricted Stock.

(jj)                                “Retirement” means, (i) for any non-director, unless otherwise determined by the Committee, (A) termination of service as a non-director after at least 10 years of service by such non-director and

(B) attaining at least 55 years of age, and (ii) for any director, unless otherwise determined by the Committee, termination of service as a director after at least five years of Board service by such director.

(kk)                          “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

(ll)                                  “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(mm)                  “Shares” shall have the meaning set forth in Section 4.

(nn)                          “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Section 7.

(oo)                          “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Participants granted pursuant to Section 6.

(pp)                          “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

(qq)                          “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

(rr)                                “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Grant Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

(ss)                              “Termination of Directorship” means that the Non- Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

(tt)                                “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Grant Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

(uu)                          “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

(vv)                          “Transition Period” means the period beginning with the Effective Date and ending as of the earlier to occur of: (i) the date of the first regularly scheduled meeting of the shareholders occurring more than twelve (12) months after the Registration Date; (ii) the expiration of the Plan; or (iii) the expiration of the applicable transition period as provided in Treasury Regulation Section 1.162-27(f)(4)(iii).

3.                                      Administration.

(a)                                 The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Section 162(m) of the Code, and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. In no event, however, shall the Committee modify the distribution terms in any Award or Grant Agreement that has a feature for the deferral of compensation if such modification would result in taxes, additional interest and/or penalties pursuant to Code Section 409A.

(b)                                 Subject to the provisions of the Plan, the Committee shall be authorized to:

(i)                                     select persons to participate in the Plan;

(ii)                                 determine the form and substance of grants made under the Plan to each Participant, and the conditions and restrictions, if any, subject to which such grants will be made;

(iii)                              determine the form and substance of the Grant Agreements reflecting the terms and conditions of each grant made under the Plan;

(iv)                              certify that the conditions and restrictions applicable to any grant have been met;

(v)                                 modify the terms of grants made under the Plan;

(vi)                              interpret the Plan and Grant Agreements entered into under the Plan,

(vii)                           determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a termination of employment or services for purposes of the Plan;

(viii)                        make any adjustments necessary or desirable in connection with grants made under the Plan to eligible Participants located outside the United States;

(ix)                              adopt, amend, or rescind rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Grant Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law and make such other determinations for carrying out the Plan as it may deem appropriate; and

(x)                                 exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

(c)                                  Notwithstanding the foregoing, the Committee shall not take any of the following actions without shareholder approval, except as provided in Section 20: (i) reduce the exercise price following the grant of an option or SAR; (ii) exchange an option or SAR which has an exercise price that is greater than the Fair Market Value of a Share for cash or Shares or (iii) cancel an option or SAR in exchange for a replacement option or another Award with a lower exercise price. Decisions of the Committee on all matters relating to the Plan, any Award granted under the Plan and any Grant Agreement shall be in the Committee’s sole discretion and shall be conclusive and binding on the Company, all Participants and all other parties, unless an arbitration or other provision is expressly provided in a Participant’s Grant Agreement. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

(d)                                 The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan, and rights to the payment of such Awards shall be no greater than the rights of the Company’s general creditors.

4.                                      Shares Available for the Plan.

(a)                                 Subject to adjustments as provided in Section 20, an aggregate of 2,000,000 shares of Common Stock (the “Shares”) may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, related SARs are exercised. With respect to SARs that are settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant upon the exercise of the SARs shall count against the number of Shares issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. The maximum number of shares with respect to which Incentive Stock Options may be granted shall be 500,000. Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company (“Substitute Awards”) shall not reduce Shares available under Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect such acquisition) may be used for Awards under this Plan and shall not reduce the number of Shares available under this Plan, except as required by the rules of any applicable stock exchange.

(b)                                 To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall apply:

(i)                                     The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based

Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8(d) which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 22), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 (which shall be subject to any further increase or decrease pursuant to Section 22) during any fiscal year of the Company.

(ii)                                 There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8(d).

(iii)                             The maximum number of shares of Common Stock subject to any Performance Award which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 22 with respect to any fiscal year of the Company.

(iv)                              The maximum number of shares of Common Stock subject to any Award which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 300,000 shares (which shall be subject to any further increase or decrease pursuant to Section 22).

(v)                                 The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $5,000,000. The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Non-Employee Director shall be $1,000,000.

(vi)                              The individual Participant limitations set forth in this Section 4(b) (other than Section) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

(c)                                  Without limiting the generality of the foregoing provisions of this Section 4 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may determine, enter into Grant Agreements (or take other actions with respect to the Awards) for new Awards containing terms (including, without limitation, exercise prices) more (or less) favorable than the then- outstanding Awards.

5.                                      Participation.

Participation in the Plan shall be limited to the Participants. Nothing in the Plan or in any Grant Agreement shall confer any right on a Participant to continue in the employ of the Company or any Subsidiary as a director, officer or employee of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a Participant at any time. By accepting any Award under the Plan, each Participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Awards may be granted to such persons and for such number of Shares as the Committee shall determine, subject to the limitations contained herein (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type to such Participant in that year or subsequent years.

6.                                      Incentive and Non-qualified Options.

The Committee may from time to time grant to eligible Participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that, the Committee may grant Incentive Stock Options only to eligible employees of the Company or its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one Participant options to purchase a number of Shares of Common Stock in excess of 500,000 shares of Common Stock. The options granted under the Plan shall be evidenced by a Grant Agreement and shall take such form as the Committee shall determine, subject to the terms and conditions of the Plan.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan; provided that, such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a)                                 Price.  The price per Share deliverable upon the exercise of each option shall be established by the Committee, except that in the case of the grant of any option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option except for Substitute Awards, which shall have the exercise price as determined by the Committee provided that such exercise price does not cause the Substitute Award to become subject to Code Section 409A and the Committee takes into consideration any third-party voting guidelines. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b)                                 Payment.  Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by means of any cashless exercise procedures approved by the Committee and as may be in effect on the date of exercise, (iv) by withholding shares of Common Stock otherwise deliverable upon exercise of the Option having a Fair Market Value equal to the exercise price or (v) by any combination of the foregoing.

In the event a grantee is permitted to, and elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise or such longer period as determined from time to time by the Committee, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the exercise price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, (B) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company, or (C) the attestation of the grantee’s shares of Common Stock. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

(c)                                  Terms of Options.  The term during which each option may be exercised shall be determined by the Committee, but if required by the Code, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire on the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Committee may provide that upon the last day of the term of an Option whose exercise price is less than the fair market value of the underlying Share on such date, such Option may be automatically exercised and the Participant shall receive a number of Shares equal in value to the excess of the fair market value of a Share over the exercise price of such Option, less any applicable withholding taxes. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a shareholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights). If an Option (other than an Incentive Stock Option) expires on a day that the Participant cannot exercise the Option because such an exercise would violate an applicable federal, state, local, or foreign law, the expiration date shall be tolled, at the discretion of the Committee, to the date no later than 30 days after the date the exercise of such Option would no longer violate an applicable Federal, state, local, and foreign laws, to the extent allowed under Code Section 409A.

(d)                                 Limitations on Grants.  If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e)                                  Non-Transferability.  No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Grant Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Grant Agreement.

(f)                                   Other Terms and Conditions.  The Committee may include a provision in a Grant Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

(g)                                  Termination; Forfeiture.

(i)                                     Death.  Unless otherwise provided in a Participant’s Grant Agreement, if a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary due to his or her death, all of the Participant’s Awards shall become fully vested and all of the Participant’s options shall become exercisable and shall remain so for a period of one year from the date of such death, but in no event after the expiration date of the options.

(ii)                                  Disability.  Unless otherwise provided in a Participant’s Grant Agreement, if a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary due to Disability, (A) all of the Participant’s options that were exercisable on the date of Disability shall remain exercisable for, and shall otherwise terminate and thereafter be forfeited at the end of, a period of one year after the date of Disability, but in no event after the expiration date of the options, and (B) all of the Participant’s Awards that were not fully vested (or, with respect to the Participant’s options, exercisable) on the date of Disability shall be forfeited immediately upon such Disability; provided, however, that such Awards may become fully vested (and, with respect to the Participant’s options, exercisable) in the discretion of the Committee. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such Participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(iii)                               Retirement.  Unless otherwise provided in a Participant’s Grant Agreement, if a Participant ceases to be an officer or employee of, or to perform other services for, the Company or any Subsidiary upon the occurrence of his or her Retirement, (A) all of the Participant’s options that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate and thereafter be forfeited at the end of, a period of two years after the date of Retirement, but in no event after the expiration date of the options, and (B) all of the Participant’s Awards that were not fully vested (or, with respect to the Participant’s options, exercisable) on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such Awards may become fully vested (and, with respect to the Participant’s options, exercisable) in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such Participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

Unless otherwise provided in a Participant’s Grant Agreement, if a Participant ceases to be a director of the Company or any Subsidiary upon the occurrence of his or her Retirement, all of the Participant’s Awards shall become fully vested and all of the Participant’s options shall become exercisable and shall remain so for a period of two years after the date of Retirement, but in no event after the expiration date of the options.

(iv)                              Discharge for Cause.  Unless otherwise provided in a Participant’s Grant Agreement, if a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a Participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the Participant’s Awards shall be forfeited immediately and all of the Participant’s options shall expire and be forfeited immediately, whether or not then exercisable, upon such cessation or non- commencement.

(v)                                 Other Termination.  If a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause (each such termination referred to as an “Other Termination”), (A) all of the Participant’s options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate and thereafter be forfeited at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options, and (B) all of the Participant’s Awards that were not fully vested (or, with respect to the Participant’s options, exercisable) on the date of such cessation shall be forfeited immediately upon such cessation. For the avoidance of doubt, an Other Termination with recall rights shall be considered an Other Termination to which this Section 6(g)(v) applies.

7.                                      Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify. In any one calendar year, the Committee shall not grant to any one Participant SARs with respect to a number of Shares of Common Stock in excess of 500,000 shares of Common Stock.

The exercise price of an SAR must equal or exceed the Fair Market Value of a share of Common Stock on the date of grant of the SAR except for Substitute Awards, which shall have the exercise price as determined by the Committee provided that such exercise price does not cause the Substitute Award to become subject to Code Section 409A and the Committee takes into consideration any third-party voting guidelines. Prior to the exercise of the SAR and delivery of the Shares represented thereby, the Participant shall have no rights as a shareholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

Upon the exercise of an SAR, the Participant shall be entitled to a distribution from the Company in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. Such distribution shall be in cash and/or Shares having a Fair Market Value equal to such amount, or any combination thereof as chosen by the Committee.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable. Unless otherwise determined by a Participant’s Grant Agreement, each SAR shall be subject to the termination and forfeiture provisions as set forth in Section 6.e.

8.                                      Restricted Stock; Restricted Stock Units.

(a)                                 The Committee may at any time and from time to time grant Shares of Restricted Stock or Restricted Stock Units under the Plan to such Participants and in such amounts as it determines. Each Share of Restricted Stock or Restricted Stock Unit shall be equivalent in value to one share of Common Stock and shall entitle the Participant to receive from the Company at the end of the vesting period (the “Vesting Period”) applicable to such unit the Fair Market Value of one share of Common Stock, unless the Participant has elected at a time that complies with Code Section 409A to defer the receipt of shares of Common Stock.

(b)                                 Each grant of Restricted Stock Units or Shares of Restricted Stock shall be evidenced by a Grant Agreement which shall specify the applicable restrictions on such Units or Shares, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares that are part of the grant; provided, however, except for maximum aggregate Awards of Restricted Stock of 5% of the aggregate Shares authorized by Section 4, if the vesting condition for any Award, other than an Incentive Stock Option or Non-qualified Stock Option, that is settled in Common Stock (including Awards of Restricted Stock or Restricted Stock Units) (a “Full Value Award”), relates (x) exclusively to the passage of time and continued employment, such time period shall not be less than 36 months, with thirty-three and one-third percent (33 1/3%) of the Award vesting every 12 months from the date of the Award, subject to Section 6(g) and (y) to the attainment of specified performance goals, such Full Value Award shall vest over a Performance Cycle of not less than one (1) year. Except for maximum aggregate Awards of Restricted Stock or Restricted Stock Units of 5% of the aggregate Shares authorized by Section 4, the Committee shall not waive or modify any vesting condition for a Full Value Award after such vesting condition has been established with respect to such Award.

(c)                                  Except as otherwise provided in any Grant Agreement, the Participant will be required to pay the Company the aggregate par value of any Shares of Restricted Stock within ten days of the date of grant, unless such Shares of Restricted Stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of Restricted Stock granted under the Plan will be held in escrow by the Company on the Participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Participant will be required to execute a blank stock power therefor.

(d)                                 If the grant of Restricted Stock Units or Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock or Restricted Stock Units applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Award of either Restricted Stock or Restricted Stock Units that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(e)                                  Restricted Stock Units may be granted without payment of cash or consideration to the Company. Except as otherwise provided in any Grant Agreement, on the date the Restricted Stock Units become fully vested and nonforfeitable, the Participant shall receive, upon payment by the

Participant to the Company of the aggregate par value of the shares of Common Stock underlying each fully vested Restricted Stock Unit, stock certificates evidencing the conversion of Restricted Stock Units into shares of Common Stock.

(f)                                   The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Grant Agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to this Section 8(d) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(g)                                  Except as otherwise provided in Section 8(d) or in any Grant Agreement, with respect to Shares of Restricted Stock, during such period of restriction the Participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such Participant’s Shares of Restricted Stock shall be subject to the same restrictions as then in effect for the Shares of Restricted Stock, provided that any dividends on Shares of Restricted Stock that vest based upon the satisfaction of any performance conditions shall be accumulated and paid at the time the underlying performance conditions are satisfied. Except as otherwise provided in any Grant Agreement, with respect to the Restricted Stock Units, during such period of restriction the Participant shall not have any rights as a shareholder of the Company; provided that, unless otherwise provided in a Participant’s Grant Agreement, the Participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of Shares underlying each Restricted Stock Unit at the end of the Vesting Period, unless such Restricted Stock Units are converted into Deferred Stock Units, in which case such accumulated dividends or distributions shall be paid by the Company to the Participant at such time as the Deferred Stock Units are converted into shares of Common Stock.

(h)                                 Unless otherwise provided in a Participant’s Grant Agreement, each unit or Share of Restricted Stock shall be subject to the termination and forfeiture provisions as set forth in Section 6(g).

9.                                      Performance Awards.

Performance Awards may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the size and composition of Performance Awards granted to a Participant and the appropriate period over which performance is to be measured (a “Performance Cycle”). Performance Awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair

Market Value of a share of Common Stock. In any one calendar year, the Committee shall not grant to any one Participant Performance Awards (i) payable in Common Stock for an amount in excess of 500,000 shares of Common Stock, or (ii) for Performance Awards payable in Other Securities or a combination of Common Stock and Other Securities, with a maximum amount payable thereunder of more than the Fair Market Value of 500,000 shares of Common Stock determined either on the date of grant of the award or the date the award is paid, whichever is greater.

The value of each Performance Award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee; provided that, payment of any Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Treasury Regulation §1.162-27(e) shall be based solely on the satisfaction of pre-established, objective goals determined with reference to one or more of the following performance factors: return on equity; earnings per share; return on gross or net assets; return on gross or net revenue; pre- or after-tax net income; earnings before interest, taxes, depreciation and amortization; operating income; revenue growth; consolidated pre-tax earnings; net or gross revenues; net earnings; earnings before interest and taxes; cash flow; earnings per share; fleet in-market availability; safety criteria; environmental criteria; revenue growth; cash flow from operations; diluted or basic; return on sales; earnings per share from continuing operations, diluted or basic; earnings from continuing operations; net asset turnover; capital expenditures; income before income taxes; gross or operating margin; return on total assets; return on invested capital; return on investment; return on revenue; market share; economic value added; cost of capital; expense reduction levels; stock price; productivity; customer satisfaction; employee satisfaction; and total shareholder return for the applicable Performance Cycle, all as computed in accordance with Generally Accepted Accounting Principles (if relevant) as in effect from time to time and as applied by the Company in the preparation of its financial statements and subject to such other special rules and conditions as the Compensation Committee may establish at any time ending on or before the 90th day of the applicable Performance Cycle. These performance factors may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; and effects of divestitures.

The Committee shall establish Performance Goals and objectives for each Performance Cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the Participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any Performance Cycle, the Committee shall have the authority to adjust the Performance Goals and objectives for such cycle for such reasons as it deems equitable.

The Committee shall determine the portion of each Performance Award that is earned by a Participant on the basis of the Company’s performance over the Performance Cycle in relation to the Performance Goals for such cycle. The earned portion of a Performance Award may be paid out in Shares, Other Company Securities or any combination thereof, as the Committee may determine.

A Participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the Performance Cycle in order to be entitled to payment of a Performance Award issued in respect of such cycle; provided, however, unless otherwise provided in a Participant’s Grant Agreement, each Performance Award shall be subject to the termination and forfeiture provisions as set forth in Section 6(g).

Unless otherwise provided in a Participant’s Grant Agreement, if there is a Change in Control of the Company, the Committee shall determine the level at which a Participant’s Performance Awards shall become vested upon such Change in Control.

10.                               Deferred Stock Units.

Deferred Stock Units (A) may be granted to Participants at any time and from time to time as determined by the Committee, and (B) shall be issued to Participants who elected prior to the date the Restricted Stock Units were granted to defer delivery of shares of Common Stock that would otherwise be due by virtue of the lapse or waiver of the vesting requirements of their Restricted Stock Units. All elections with respect to Deferred Stock Units shall be made in accordance with the election and distribution timing rules in Code Section 409A.

Except as otherwise provided in any Grant Agreement, Deferred Stock Units shall be granted without payment of cash or other consideration to the Company but in consideration of services performed for or for the benefit of the Company or any Subsidiary by such Participant. Payment of the value of Deferred Stock Units shall be made by the Company in shares of Common Stock; provided that, the Participant shall receive a number of shares of Common Stock equal to the number of matured or earned Deferred Stock Units. Upon payment in respect of a Deferred Stock Unit, such unit shall be terminated and thereafter forfeited. Payments in respect of Deferred Stock Units shall be made only at the end of the Deferral Period applicable to such units, the duration of which Deferral Period shall be determined by the Committee at the time of grant of such Deferred Stock Units and set forth in the applicable Grant Agreement (or by the Participant in the case of an election to defer the receipt of Common Stock beyond the Vesting Period).

Except as otherwise provided in any Grant Agreement, during such Deferral Period the Participant shall not have any rights as a shareholder of the Company; provided that, unless otherwise provided in a Participant’s Grant Agreement, the Participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each Deferred Stock Unit at the end of the Deferral Period when such Deferred Stock Units are converted into shares of Common Stock.

Unless otherwise provided in the Participant’s Grant Agreement or related election form, if a Participant dies while serving as a director, officer or employee of the Company or its Subsidiary prior to the end of the Deferral Period, the Participant shall receive payment in respect to such Participant’s Deferred Stock Units which would have matured or been earned at the end of such Deferral Period as if the applicable Deferral Period had ended as of the date of such Participant’s death.

Unless otherwise provided in a Participant’s Grant Agreement or related election form, if a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its Subsidiaries upon his or her Disability or Retirement prior to the end of the Deferral Period, the Participant shall receive payment in respect of such Participant’s Deferred Stock Units at the end of such Deferral Period.

Unless otherwise provided in the Participant’s Grant Agreement or related election form, at such time as a Participant ceases to be, or in the event a Participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries for any reason other than Disability, Retirement or death, such Participant shall immediately forfeit any unvested Deferred Stock Units which would have matured or been earned at the end of such Deferral Period.

11.                               Other Stock-Based Awards.

(a)                                 Generally.  The Committee is authorized to grant to Participants Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Subject to the provisions of this Plan, the Committee shall have authority to determine the Participants, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Cycle. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(b)                                 Terms and Conditions.  Other Stock-Based Awards made pursuant to this Section 9 shall be subject to the following terms and conditions:

(i)                                     Non-Transferability.  Subject to the applicable provisions of the Grant Agreement and this Plan, shares of Common Stock subject to Awards made under this Section 9 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii)                                  Dividends.  Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Grant Agreement and this Plan, the recipient of an Award under this Section 9 shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

(iii)                               Vesting.  Any Award under this Section 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Grant Agreement, as determined by the Committee, in its sole discretion.

(iv)                              Price.  Common Stock issued on a bonus basis under this Section 9 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Section 9 shall be priced, as determined by the Committee in its sole discretion.

12.                               Other Cash Based Awards.

The Committee may from time to time grant Other Cash-Based Awards to Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion.

The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

13.                               Grant of Dividend Equivalent Rights.

The Committee may include in a Participant’s Grant Agreement a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such Shares had been delivered pursuant to such Award. In the event such a provision is included in a Grant Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate. Any dividend equivalent rights that may be granted on account of Awards that vest based upon the satisfaction of any performance conditions may only be paid if the underlying performance conditions of the Award are satisfied.

14.                               Withholding Taxes.

(a)                                 Participant Election.  Unless otherwise determined by the Committee, a Participant may elect to deliver shares of Common Stock (or have the Company withhold Shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of Restricted Stock or vesting of Restricted Stock Units or Deferred Stock Units or the receipt of Common Stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of Restricted Stock upon grant or vesting or the receipt of Common Stock, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a Participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 14(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b)                                 Company Requirement.  The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 14(a) or this Section 14(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant, delivery or vesting of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan. The Company shall in no event be liable for any taxes whatsoever (including, without limitation, taxes under Code Section 409A) associated with the grant, vesting, exercise, or settlement of any Award granted pursuant to this Plan, other than the Company’s share of any payroll taxes.

15.                               Grant Agreement; Vesting.

Each employee to whom an Award is made under the Plan shall enter into a Grant Agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided herein in connection with a Change of Control or certain occurrences of Termination, no Award under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such Award is made.

16.                               Transferability.

No Award granted under the Plan shall be transferable by a Participant other than (a) by will or the laws of descent and distribution, (b) to a Participant’s Family Member by gift or a qualified domestic relations order as defined by the Code or (c) to a charitable organization, but in each case only with Committee approval or as provided in a Grant Agreement. Unless otherwise provided in any Grant Agreement, an Option, SAR or Performance Award may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option, SAR or Performance Award by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that, Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any Award granted under the Plan and transferred as permitted by this Section 16, and any transferee of any such Award shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

17.                               Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such Performance Award, Restricted Stock Unit or Deferred Stock Unit may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

18.                               Lock-Up Period.

As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.

19.                               Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another Subsidiary shall not be considered a Termination of Employment; nor shall it be considered a Termination of Employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

20.                               Section 162(m) of the Code.

Notwithstanding any other provision of the Plan to the contrary, (i) prior to the Registration Date and during the Transition Period, the provisions of the Plan requiring compliance with Section 162(m)

of the Code for Awards intended to qualify as “performance-based compensation” shall only apply to the extent required by Section 162(m) of the Code, and (ii) the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

21.                               Post-Transition Period.

Following the Transition Period, any Award granted under the Plan that is intended to be “performance-based compensation” under Section 162(m) of the Code, shall be subject to the approval of the material terms of the Plan by a majority of the stockholders of the Company in accordance with Section 162(m) of the Code and the treasury regulations promulgated thereunder.

22.                               Adjustments.

(a)                                 In the event that any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company affects Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, the Committee shall make such equitable adjustments in any or all of the following in order to prevent such dilution or enlargement of rights: the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), the number and kind of Awards or other property covered by Awards previously made under the Plan, and the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding any Awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

(b)                                 Without limitation of the foregoing, in connection with any transaction of the type specified by Section 2(d)(iii) in the definition of a Change in Control, the Committee may (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration, if any, that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

(c)                                  Change in Control.  Unless otherwise provided in a Participant’s Grant Agreement, if there is a Change in Control of the Company, all of the Participant’s Awards shall become fully vested upon such Change in Control (and, with respect to the Participant’s options, exercisable upon such Change in Control and shall remain so until the expiration date of the options), whether or not the Participant is subsequently terminated.

(d)                                 Clawback.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, then any Participant who has been paid an Award under this Plan based upon or affected by the restated financial report shall be required, at the discretion of the Board, to reimburse the Company for all or any portion of such Award.

23.                               Amendment and Termination of the Plan.

The Board or the Committee, without approval of the shareholders, may amend or terminate the Plan at any time, except that no amendment shall become effective without prior approval of the shareholders of the Company if (i) shareholder approval would be required by applicable law or regulations, including if required by any listing requirement of the principal stock exchange or national market on which the Common Stock is then listed, (ii) such amendment would remove from the Plan a provision which, without giving effect to such amendment, is subject to shareholder approval, or (iii) such amendment would directly or indirectly increase the Share limits set forth in Section 4 of the Plan.

24.                               Amendment or Substitution of Awards under the Plan.

The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Section 22, no such amendment shall adversely affect in a material manner any right of a Participant under the Award without his or her written consent, and provided further that, the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan without approval of the shareholders of the Company. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new awards under the Plan. Notwithstanding the foregoing, the Committee shall not take any of the following actions without shareholder approval, except as provided in Section 22: (i) reduce the exercise price following the grant of an option or SAR; (ii) exchange an option or SAR which has an exercise price that is greater than the Fair Market Value of a Share for cash or Shares or (iii) cancel an option or SAR in exchange for a replacement option or another Award with a lower exercise price. Notwithstanding anything to the contrary in this Plan, in no event shall the Committee amend the distribution terms in any Award or Grant Agreement that has a feature for the deferral of compensation if such amendment would result in taxes, additional interest and/or penalties pursuant to Code Section 409A.

25.                               Termination Date

The date of commencement of the Plan shall be May 14, 2015 (the “Effective Date”).

Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate on the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Award or other incentives theretofore granted under the Plan.

26.                               Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

27.                               Jurisdiction; Waiver of a Jury Trial.

Any suit, action or proceeding with respect to this Plan or any Grant Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to this Plan or any Grant Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Plan or any Grant Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in this Agreement shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

28.                               Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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